Exhibit 5.19
VIA COURIER/FACSIMILE
British Columbia Securities Commission
Alberta Securities Commission
Saskatchewan Financial Services Commission
The Manitoba Securities Commission
Ontario Securities Commission
New Brunswick Securities Commission
Nova Scotia Securities Commission
Superintendent of Securities, Prince Edward Island
Superintendent of Securities, Newfoundland and Labrador
Registrar of Securities, Government of Yukon
Registrar of Securities, Government of the Northwest Territories
Registrar of Securities, Government of Nunavut
United States Securities and Exchange Commission
Dear Sirs/Mesdames:

Re:	Northgate Minerals Corporation (“Northgate”). Consent of Qualified Person
The undersigned hereby consents to the use of its name and reference to the written disclosure of the technical report titled “Revised Mineral Resource and Mineral Reserves as a Dec 31, 2009 Stawell Gold Mines, Victoria, Australia” dated 31 Dec 2009 (the “Technical Report”) and any extracts from or a summary of the Technical Report in the final base shelf prospectus of Northgate dated July 2, 2010 (including the documents incorporated by reference therein) (the “Prospectus”) and the Registration Statement of Northgate on Form F-10, dated July 2, 2010, as amended or supplemented (collectively, the “Registration Statement”).
The undersigned hereby confirms that the undersigned has read the Prospectus and the Registration Statement and believes that the Prospectus and Registration Statement fairly and accurately represents the information in the Technical Report that supports the disclosure and the undersigned has no reason to believe that there are any misrepresentations in the information contained in the Prospectus and Registration Statement that are derived from the Technical Report or within the knowledge of the undersigned, as a result of the services performed by the undersigned in connection with the Technical Report.
DATED July 2, 2010.

/s/ Glen Miller
Name:
Title:

VIA COURIER/FACSIMILE
British Columbia Securities Commission
Alberta Securities Commission
Saskatchewan Financial Services Commission
The Manitoba Securities Commission
Ontario Securities Commission
New Brunswick Securities Commission
Nova Scotia Securities Commission
Superintendent of Securities, Prince Edward Island
Superintendent of Securities, Newfoundland and Labrador
Registrar of Securities, Government of Yukon
Registrar of Securities, Government of the Northwest Territories
Registrar of Securities, Government of Nunavut
United States Securities and Exchange Commission
Dear Sirs/Mesdames:

Re:	Northgate Minerals Corporation (“Northgate”). Consent of Qualified Person
The undersigned hereby consents to the use of its name and reference to the written disclosure of the technical report titled “Technical Report on Stawell Gold Mines, Victoria, Australia” dated October 21, 2008 (the “Technical Report”) and any extracts from or a summary of the Technical Report in the final base shelf prospectus of Northgate dated July 2, 2010 (including the documents incorporated by reference therein) (the “Prospectus”) and the Registration Statement of Northgate on Form F-10, dated July 2, 2010, as amended or supplemented (collectively, the “Registration Statement”).
The undersigned hereby confirms that the undersigned has read the Prospectus and the Registration Statement and believes that the Prospectus and Registration Statement fairly and accurately represents the information in the Technical Report that supports the disclosure and the undersigned has no reason to believe that there are any misrepresentations in the information contained in the Prospectus and Registration Statement that are derived from the Technical Report or within the knowledge of the undersigned, as a result of the services performed by the undersigned in connection with the Technical Report.
DATED July 2, 2010.

/s/ Glen Miller
Name:
Title: